Workhorse Group Reports Fourth Quarter and Full Year 2023 Results CINCINNATI, March 12, 2024 – Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or “the Company”), an American technology company focused on pioneering the transition to zero-emission commercial vehicles, today reported financial results for the fourth quarter and full year ended December 31, 2023. Management Commentary “Over the past year, we have advanced our product roadmap and navigated challenges that slowed, but never stopped, our progress,” said Workhorse CEO Rick Dauch. “Among the highlights of the year, we rolled out our first W56 step van, secured our first W56 fleet customers, and increased our production capabilities for our W4 CC and W750 vehicles. We also expanded our commercial network, adding key dealers and partners in multiple states.” Mr. Dauch continued, “This is an important time for Workhorse, and we are taking critical steps to strengthen our financial position. We are in the process of negotiating with financing sources for a transaction that would make liquidity available both in the short term and over time. Such a financing, in combination with our intended Union City sale/leaseback transaction and aggressive cost reduction actions across the organization, should provide a financial runway to execute our plans for 2024. As part of our cost-saving actions, we have made the decision to transition the Aero business to a less capital-intensive Drones-as-a-Service model. We are also reducing headcount significantly across the rest of our organization. I’m incredibly proud of the Workhorse team and grateful for the contributions of all our employees, including those whose jobs are impacted by the difficult but necessary actions we are taking.” Mr. Dauch concluded, “I remain optimistic about the future of Workhorse. Recent dealer and fleet operator W56 demonstrations and feedback have reinforced our belief in the potential of our commercial EV trucks. We are committed to our mission and will continue taking decisive steps to win in the market and drive value for our shareholders.” Executing Strategic Commercial Vehicle Product Roadmap Workhorse continued to advance its strategic product roadmap for its commercial EV delivery offerings. • W56: Workhorse received final HVIP certification approval of the W56 step van in Q4 2023, the final, critical milestone to delivering these vehicles to the important California market in advance of the Advanced Clean Fleet regulation. The Company continued production and received its first two 15-vehicle fleet orders for the W56, which are expected to be delivered later in 2024. Workhorse also intends to introduce a longer-wheelbase version of the W56 in 2024. The Company has multiple demonstrations already underway or set to begin in early 2024 with several large last-mile fleet operators as well as state and municipal fleets and other fleet operators. • W4 CC/W750: The Company has stabilized production of both W4 CC and W750 models. Dealer programs and field demonstrations continue for both vehicles. Workhorse successfully overcame unexpected issues with California’s HVIP program and worked with the California Air Resources Board to list the W4CC and W750 with HVIP in a first-of-its-kind program for intermediate vehicle manufacturers by demonstrating the strength of service, warranty and delivery network, and complete care options for customers purchasing any Workhorse-badged product. • Continued Build Out of Commercial Dealer and Service Footprint: Workhorse successfully added new certified dealers to its network in 2023, expanding to 11 dealers nationwide. Within the past two months, the Company also announced partnerships with both W.W. Williams and Zeem Solutions to expand service and support coverage options for Workhorse customers. • Completed Revamp of Manufacturing Complex: In 2023, the Company completed the overhaul of its Union City, Indiana manufacturing complex. The “Workhorse Ranch” is now capable of building and painting more than 5,000 vehicles per year on one shift. The Company’s lean, highly flexible production facility can ramp up staffing and production in-line with market demand. In Q1 2024, the Company entered into a non-binding purchase and sale agreement arrangement with a third party for the sale and leaseback of its Union City manufacturing complex to strengthen its financial position. The Company continues to support the activities of the purchaser and intends to close in May 2024. • Stables by Workhorse: In 2023, the Company continued to electrify its fleet of delivery vehicles being used to operate Stables by Workhorse, a series of FedEx Ground delivery routes in the greater Cincinnati, Ohio area. The Company now has seven Class 4 EV units in the delivery fleet and expects the entire fleet to be electrified in 2024 with the first W56 step vans coming into service during Q1 2024. Aero In the first quarter of 2024, the Company decided to suspend drone design and manufacturing and to exclusively focus on Drones-as-a-Service (“DaaS”) business. The Company further developed the DaaS business in 2023, and in 2024, has continued to win additional grant awards from the USDA to support the National Resources Conservation Service. In January, Workhorse received a $500,000 grant and in February, received a separate $350,000 grant to provide actionable data from sensor scanning to increase the efficiency of underserved farmers’ and ranchers’ land use. Fourth Quarter 2023 Financial Results Sales, net of returns and allowances, for the fourth quarter of 2023 were $4.4 million compared to $3.4 million in the same period last year. The increase was primarily due to increased vehicle sales as well as Stables by Workhorse and DaaS revenue contributions. Cost of sales decreased to $18.1 million from $21.2 million in the same period last year, primarily driven by a reduction in disposal costs for the discontinued C1000 program. Selling, general and administrative (“SG&A”) expenses increased to $15.1 million from $13.5 million in the same period last year. The increase in SG&A expenses was primarily driven by increased legal and professional fees. Research and development (“R&D”) expenses decreased to $6.4 million compared to $8.0 million in the same period last year. The decrease in R&D expenses was primarily due to reduced consulting and prototype costs as the Company started production of the W4 CC, W750 and W56 vehicles.

Net interest expense was $10.2 million compared to net interest income of $0.5 million in 2022. Net interest expense in 2023 was driven by a fair value adjustment of our convertible notes and warrants, and fees paid in connection with the previously disclosed issuance of a $20 million green senior secured convertible note and the equity line of credit purchase agreement. Net interest income in 2022 was primarily driven by interest payments on the Company’s money market investment account. Net loss was $45.3 million compared to $38.7 million in the same period last year. As of December 31, 2023, the Company had $ 25.8 million in cash and cash equivalents, as well as restricted cash balance of $10.0 million. Full Year 2023 Financial Results Sales increased $8.1 million to $13.1 million for the full year 2023 compared to $5.0 million in 2022, primarily resulting from an increase in W4 CC sales volumes. The W750 and W56 products, which launched in 2023, as well as Stables by Workhorse, and the Company’s DaaS offering also contributed to the increase. Cost of sales for the full year 2023 increased $0.7 million to $38.4 million compared to $37.7 million in 2022. The increase was primarily due to increased production and overhead costs to support higher sales volumes related to new vehicle platforms and an increase in employee compensation and related expenses compared to 2022 levels. This increase was partially offset by a decrease in inventory reserves, adjustments, and disposals, which were driven by the disposition of C-Series inventory in 2022. SG&A expenses for the full year 2023 were $55.6 million, a decrease of $17.6 million compared to $73.2 million in 2022. The decrease was driven by a $25.2 million reduction in expenses attributable to the securities and derivative litigation settlements and legal expenses recognized in the prior year. This decrease was partially offset by a $3.0 million increase in employee compensation and related expenses, including non-cash stock-based compensation expense, a $2.1 million increase in professional and other services expenses, and a $0.6 million increase in corporate insurance expenses. R&D expenses for the full year 2023 were $24.5 million, an increase of $1.3 million compared to $23.2 million in 2022. The increase was primarily driven by an increase of $1.4 million in employee compensation and related expenses and a $0.8 million increase in development expenses for new products. These increases were partially offset by a $1.4 million decrease in consulting expenses. Other loss for the full year 2023 was $10.0 million compared to other income of $13.6 million in 2022. Other loss in 2023 represented the impairment of the Company’s investment in Tropos. Other income in 2022 represented proceeds from the sale of C-Series inventory that was previously fully reserved. Net interest expense for the full year 2023 was $8.7 million compared to $1.8 million in 2022. Net interest expense in 2023 was driven by a fair value adjustment of our convertible notes and warrants, and fees paid in connection with the previously disclosed issuance of a $20 million green senior secured convertible note and the equity line of credit purchase agreement, offset by interest earned on cash balances in the Company’s money market investment account. Net interest expense in 2022 was primarily related to fair value adjustments, contractual interest expense, and loss on conversion of former convertible notes, which were exchanged for shares of common stock during 2022.

For the years ended December 31, 2023 and 2022, the Company incurred taxable losses and thus no provisions for income tax expense have been recorded. Net loss for the full year 2023 was $123.9 million compared to a net loss of $117.3 million in 2022. Loss from operations for the full year 2023 was $105.3 million compared to $129.1 million in 2022. Strengthening Workhorse’s Financial Position As the Company recently disclosed, it is negotiating with financing sources for a transaction that would provide a financial runway for the business to execute on its plans. The Company intends to consummate such a transaction in the near future. Workhorse is also taking steps to aggressively cut costs across the organization to ensure it can deliver for its customers and stakeholders. These steps include: • In the process of completing a reduction in force (the “RIF”) pursuant to which approximately 20% of the total workforce, excluding direct labor, was terminated in addition to Aero reductions as well. The Company does not expect to incur material costs in connection with the RIF. • Each executive officer agreed to defer payment of 20% of their cash compensation for at least the next three months. • Transitioning the Aero business from a design and manufacturing drone business to DaaS model. This transition has resulted in, among other things, stopping production and development of both drone product lines and the termination of employees who performed the related work. 2024 Overview “Workhorse is entering 2024 with strong production and delivery capabilities as well as a keen focus on financial discipline and cost control,” said Workhorse CFO Bob Ginnan. “As we speak, we are working hard to resolve our short-term liquidity issues described in our 10-K. Over the year, we will maintain our focus on operational excellence and cost reduction as we increase production and expand delivery of our commercial vehicles to meet our financial targets for 2024. At the same time, we will continue to evaluate opportunities to strengthen our financial position and ensure we have the runway to achieve our goals. Given the number of key customer demonstrations underway in Q1 2024, we will report on our progress when it occurs, and, as a result, will not be providing specific annual revenue or unit guidance at this time.” Conference Call Workhorse management will hold a conference call today, March 12, 2024 at 12:00 p.m. Eastern time (9:00 a.m. Pacific time) to discuss these results and answer related questions. U.S. dial-in: 877-407-8289 International dial-in: 201-689-8341

Please call the conference telephone number 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at 949-574-3860. The conference call will be broadcast live and available for replay here and via the Investor Relations section of Workhorse's website. A telephonic replay of the conference call will be available after 3:00 p.m. Eastern time on the same day through March 19, 2024. Toll-free replay number: 877-660-6853 International replay number: 201-612-7415 Replay ID: 13744384 Annual Meeting of Stockholders The Company also announced that its Annual Meeting of Stockholders will take place on May 14, 2024, with a record date of March 15, 2024. About Workhorse Group Inc. Workhorse is a technology company focused on providing ground and air-based electric vehicles to the last-mile delivery sector. As an American original equipment manufacturer, we design and build high performance, battery- electric trucks and drones. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com. Forward-Looking Statements The discussions in this press release contain forward-looking statements reflecting our current expectations that involve risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. When used in this Report, the words “anticipate,” “expect,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements. These are statements that relate to future periods and include, but are not limited to, statements about the features, benefits and performance of our products, our ability to introduce new product offerings and increase revenue from existing products, expected expenses including those related to selling and marketing, product development and general and administrative, our beliefs regarding the health and growth of the market for our products, anticipated increase in our customer base, expansion of our products functionalities, expected revenue levels and sources of revenue, expected impact, if any, of legal proceedings, the adequacy of our liquidity and capital resources, the likelihood of us obtaining additional financing in the immediate future and the expected terms of such financing, and expected growth in business. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained in this Report. Factors that could cause actual results to differ materially include, but are not limited to: our ability to develop and manufacture our new product portfolio, including the W4 CC, W750, W56 and WNext programs; our ability to attract and retain customers for our existing and new products; risks associated with obtaining orders and executing upon such orders; the unavailability, reduction, elimination or adverse application of government subsidies, incentives and regulations; supply chain disruptions, including constraints on steel, semiconductors and other material inputs and resulting cost increases impacting our Company, our customers, our suppliers or the industry; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand and enhance elements of our production process to fulfill product orders; our general inability to raise additional capital to fund our operations and business plan; our ability to obtain financing to meet our immediate liquidity needs and the potential costs, dilution and restrictions imposed by any such financing; our ability to regain compliance with the listing requirements of the Nasdaq Capital Market and otherwise maintain the listing of our securities thereon and the impact of any steps we take to regain such compliance, such as a reverse split of our common stock, on our operations, stock price and future access to liquidity; our ability to protect our intellectual property; market acceptance for our products; our ability to obtain sufficient liquidity from operations and financing activities to continue as a going concern and, our ability to control our expenses; the effectiveness of our cost control measures and impact such measures could have on our operations; potential competition, including without limitation shifts in technology; volatility in and deterioration of national and international capital markets and economic conditions; global and local business conditions; acts of war (including without limitation the conflicts in Ukraine and Israel) and/or terrorism; the prices being charged by our competitors; our inability to retain key members of our management team; our inability to satisfy our customer warranty claims; the outcome of any regulatory or legal proceedings; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”), including under the “Risk Factors” section of our quarterly reports on Forms 10-K and 10-Q filed with the SEC. Forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Media Contact: Aaron Palash / Greg Klassen Joele Frank, Wilkinson Brimmer Katcher 212-355-4449 Investor Relations Contact: Matt Glover and Tom Colton Gateway Investor Relations 949-574-3860 WKHS@gateway-grp.com

Workhorse Group Inc. Consolidated Balance Sheets December 31, 2023 2022 Assets Current assets Cash and cash equivalents $ 25,845,915 $ 99,276,301 Restricted cash 10,000,000 — Accounts receivable, less allowance for credit losses of $0.2 million and zero at December 31, 2023 and 2022, respectively 4,470,209 2,079,343 Other receivable — 15,000,000 Inventory, net 45,408,192 8,850,142 Prepaid expenses and other current assets 8,101,162 14,152,481 Total current assets 93,825,478 139,358,267 Property, plant and equipment, net 37,876,955 21,501,095 Investment in Tropos — 10,000,000 Lease right-of-use assets 9,795,981 11,706,803 Other assets 176,310 176,310 Total Assets $ 141,674,724 $ 182,742,475 Liabilities Current liabilities: Accounts payable $ 12,456,272 $ 10,235,345 Accrued liabilities and other 4,862,740 46,207,431 Deferred revenue, current 4,714,331 3,375,000 Warranty liability 1,902,647 2,207,674 Current portion of lease liability 3,560,612 1,285,032 Warrant liability 5,605,325 — Current portion of convertible notes 20,180,100 — Total current liabilities 53,282,027 63,310,482 Deferred revenue, long-term — 2,005,000 Lease liability, long-term 5,280,526 8,840,062 Total Liabilities 58,562,553 74,155,544 Commitments and contingencies Stockholders’ Equity Series A preferred stock, par value of $0.001 per share, 75,000,000 shares authorized, zero shares issued and outstanding at December 31, 2023 and 2022 — — Common stock, par value of $0.001 per share, 450,000,000 and 250,000,000 shares authorized, 285,980,843 and 165,605,355 shares issued and outstanding at December 31, 2023 and 2022, respectively 285,981 165,605 Additional paid-in capital 834,394,441 736,070,388 Accumulated deficit (751,568,251) (627,649,062) Total stockholders' equity 83,112,171 108,586,931 Total Liabilities and Stockholders' Equity $ 141,674,724 $ 182,742,475

Workhorse Group Inc. Consolidated Statements of Operations For the Years Ended December 31, 2023 2022 Sales, net of returns and allowances $ 13,094,752 $ 5,023,072 Cost of sales 38,350,545 37,672,308 Gross loss (25,255,793) (32,649,236) Operating expenses Selling, general and administrative 55,574,740 73,220,088 Research and development 24,467,933 23,213,540 Total operating expenses 80,042,673 96,433,628 Loss from operations (105,298,466) (129,082,864) Interest expense, net (8,731,247) (1,837,882) Other (loss) income (10,000,000) 13,646,528 Loss before income taxes (124,029,713) (117,274,218) Benefit from income taxes (110,524) — Net loss $ (123,919,189) $ (117,274,218) Net loss per share of common stock Basic & Diluted $ (0.60) $ (0.74) Weighted average shares used in computing net loss per share of common stock Basic & Diluted 207,293,249 158,576,305